China BAK Battery, Inc.

(NASDAQ: CBAK)



Investor Presentation

May 2010

Safe Harbor Statement



This presentation contains "forward-looking statements". These statements relate to future events or to the Company's anticipated performance involving known and unknown risks, uncertainties and other factors that could cause the actual results, level of activities, performance or achievements of the Company to differ materially from the results, level of activities, performance or achievements expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.

Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company will not and has no obligation to update the forward-looking information contained in this presentation. You should not place undue reliance on forward-looking statements.

BAK

Stock at a Glance

Symbol:	NASDAQ: CBAK
Price (5/7/10):	$1.80
Basic Shares Outstanding:	63.6 million
Market Cap. (5/7/10):	$114 million
Revenues (FY10E)	$220 million
EBITDA (1HFY10)	$9.0 million
P/S (FY09):	0.6x

[*]EBITDA is defined as earnings before Interest, Taxes, Depreciation, and Amortization. EBITDA is not a GAAP measure and is not meant to be a substitute for GAAP measures, but it is included solely for informational purposes.

BAK

Investment Summary



1. Leading lithium-ion battery manufacturer in China
2. Technology leader with leading R&D team and strong product pipeline
3. State-of-the-art manufacturing facility with focus on quality
4. Cost reduction through automation, process optimization
5. Transitioning to low-cost, high-quality manufacturer
6. Mid-term growth from cylindrical cells; longer term: E-bike, EV
7. Targeting positive operating income and EBITDA in 2HFY10

BAK

Company Overview



- BAK Shenzhen established in 2001
- Leading producer of Li-ion batteries in China
- Corporate goal: Become a leading, global Li-ion battery supplier
- R&D centers in Vancouver, Shenzhen, and Tianjin; sales offices in Germany, India, and Austin, TX
- Approximately 6,000 employees


BAK比克电池

BAK Headquarters in Shenzhen

FY09 Sales = $211.1 Million


Li Polymer
7%
Cylindrical
26%
Prismatic
67%

Corporate Milestones




★BAK International (Tianjin) founded in Tianjin, China
★BAK International commenced operation
★Started supply to HP and other first tier notebook brands
★BAK founded in Shenzhen, China
★Reverse takeover
★Engaged production of Li Iron Phosphate cell
★ BAK was awarded "China's famous brands'
★ Appointed Jun Zou as new CFO
2001
2002
2003
2004
2005
2006
2007
2008~2009
2010
★Upgraded to NASDAQ
★ BAK awarded the 863 EV Project by the Ministry of Science and Technology
★ Production capability increased to 1 million cells/day from 2002 to 2005
★Shenzhen BAK started to produce Li ion cells for laptops

Diversified Product Portfolio



Cylindrical Cells
• Notebook computers
• Only China supplier qualified by Top-6
• Mid-term growth driver
Prismatic Cells
• Cell phones
• Bread-and-butter business today
Li-ion Rechargeable Batteries
Polymer Cells
• PDAs
• Digital cameras
• Bluetooth headsets
• MP3/ Portable entertainment
High-Power Cells
• Hybrid-electric vehicles
• Light-electric vehicles
• Uninterruptible power supplies

BAK

Lithium Battery Market

- Global battery market: $36B in 2009 (Cascadia Capital)
- Global lithium-ion battery production: 3B cells in 2009 (IIT)
- Lithium battery market forecasted to be $8B by 2015 (Pike Research)
- HEV/EV battery market could be $6-13 billion in 2017 (Roland Berger)
- We were ranked #2 in China and #6 globally in 2009 (IIT)

Global Lithium Battery Production (CY09)


USA
5%
China
22%
Japan
46%
Korea
27%

Source: Institute of Information Technology, Ltd.

BAK

Battery Types



	Nickel Cadmium	Nickel Metal Hydride	Lithium-Ion	Lithium Polymer
Max Voltage (V)	1.2	1.2	3.6	3.6
Energy density	Low	Medium	High	High
Memory effect	High	Low	Low	Low
Uses	Toys, lights, power tools, cordless phones	Vehicles, power tools	Portable consumer electronics, vehicles, UPS	Small portable electronics, headsets

	Revenue (%) FY 2009	Current capacity (per month)	Gross margin
Prismatic	55%	17 million cells	Above average
Cylindrical	26	8 million cells	Above average
High-Power	<1	0.6 million cells	Below average
Polymer	7	3 million cells	Below average
Packs assembly for cell phones	12	2 million cells	Above average

Diverse, Marquee Customers



Cylindrical

ASUS

Leading US PC manufacturer

Leading US PC manufacturer

Tier-1 notebook manufacturer

Prismatic

FOXCONN

GiONEE

Haier

Hisense

HUAWEI

lenovo

ZTE中兴

Polymer

SanDisk

High Power

中国一汽

奇瑞汽车股份有限公司
CHERY AUTOMOBILE CO., LTD.

DFM

Haima
海马汽车

BAK

Extensive Sales Network



Germany
Hamburg
CHINA
Beijing
Tianjin
Shanghai
Fuzhou
Shenzhen
Taipei
New Delhi
INDIA
KOREA
Seoul
Canada
Vancouver
USA
Austin
Global Office Networks
Global Branch Company
Manufacturing Operations



FY09 Sales = $211.1 Million
Hong Kong 8%
India 5%
Other 1%
USA 1%
Taiwan 23%
PR China 62%

- CBAK sells products to international customers through direct sales, distributors and pack manufacturers

Integrated Tianjin Facility





Modern facility with pack and cell lines

- **Center for Li-ion battery value chain, good government support**
- **Recruiting from local technical colleges**
- **Good transportation links**
- **Diverse applications including: power tools, UPS, light electric vehicle, HEV, PHEV and EV**

2010 — Capability to produce lithium-phosphate high power cells for e-bike, UPS and other applications

2009 — Pilot production line launched with daily capacity of 70KAh

2008 — Completed construction of its first high-power lithium battery-cell production line

2006 — BAK Tianjin founded: R&D, manufacturing and distribution of high-power lithium battery cells: 350K sq. m campus and 200K sq. m facility

Automated Production Line



Mixing → Coating → Calendering → Slitting → Tab cleaning → Tab welding → Winding











Automated electrode production and winding line

High Process Yields




100.00%
99.00%
98.00%
97.00%
96.00%
95.00%
94.00%
93.00%
92.00%
Anode coating
Winding
Filling
Laser welding
Sorting
Jan-09
Dec-09

- Significant improvements in process yields in the past 12 months
- Continuous performance improvement

BAK

Stringent Quality Control





Performance test



Safety test



Control room

- Four levels of quality control:
  Design → Process → Material inflow → Output
- Zero defects tolerated during design and structuring
- Material quality control to ensure quality
- Final testing: capacity, voltage, visual defects and internal resistance



High temp and low air pressure test



Drop, impact, and vibration test

RoHS

Strong R&D Team





Dr. Ulrich von Sacken

Joined BAK in 2007

20 years battery experience

- BAK has the most advanced R&D center in Li-ion battery industry
- Gained government recognition as post doctoral working station
- Maintains strong relationships with key institutes and universities
  - Three dedicated R&D centers in Shenzhen, Tianjin and Vancouver
  - China R&D center is equipped with the most advanced facilities in PRC
  - Team of 200 researchers and scientists



Dr. ZhongYi Deng

Joined BAK in 2006

15 years battery experience



Dr. Brian Way

Joined BAK in 2007

16 years battery experience

Dr. HuanYu Mao

Joined BAK in 2004

17 years battery experience



BAK

BAK—Company in Transition



- Started as low-cost, aftermarket producer
- Transforming into an automated, high-quality producer with a broad product line
- Strengthened management team globally
- International presence

BAK

Growth Strategy



New Customers	• Maintain share with existing customers and complete testing to receive orders from Tier-1s
Strengthen R&D Capabilities	• Strengthen R&D activities to maintain and advance leading-edge technology, develop higher-power cells
Expand into New Markets	• Capture market for E-bike and EV segments • Penetrate China EV/HEV market by selling to FAW, Chery and Haima, etc. • Establish partnerships with U.S. and foreign companies
Expand Product Line	• Develop or acquire complementary technologies • Develop new applications such as storage power stations, UPS, power tools

BAK

Strong Product Pipeline



No.	Type	Voltage /V	Capacity /Ah	Applications (HEV/PHEV/EV)
1	18650	3.6	2.0	EV
2	26650HP	3.2	2.2	HEV/PHEV
3	26650MP	3.2	2.7	PHEV/EV
4	36800MP	3.2	5.5	PHEV/EV
5	20148130	3.2	20	HEV/PHEV
6	20148240	3.2	50	EV
7	42148240	3.2	100	EV

Current products

In development







Demand for High-Power




Global Electric Vehicle Market (Sales): Scenario Analysis, 2008-2015
Unit Shipments Thousands
2,400
2,000
1,600
1,200
800
400
0
Optimistic Scenario
F&S Scenario
Conservative Scenario
2008
2009
2010
2011
2012
2013
2014
2015

Scenario	2008	2009	2015	2020 (% of total car sales)
Optimistic	5,103	17,475	2,266,450	12%
F&S	5,103	8,911	1,226,607	7%
Conservative	5,103	7,550	520,953	4%

By 2020, EVs could account for approximately 7-12% of total car sales

China E-Vehicle Market


650
2008
80000
70000
60000
50000
40000
30000
20000
10000
0
Japan
China
India
Korea
Australia
Others
NEVs
CEVs
PHEVs
169,000
21%
75%
4%
2015
Others include Malaysia, Singapore

Electric Vehicle Market: Market Breakdown By Region (APAC), 2015

NEV	Neighborhood Electric Vehicle
CEV	City Electric Vehicle
eREV/PHEV	Extended Range / Plug-in Hybrid Electric Vehicles

Source: Frost & Sullivan

China E-Bicycle Market





- China is the world leader in Lithium batteries for Light Electric Vehicles
- E-bikes have become the most popular personal transportation in towns
- China can produce over 30 million E-bike a year



BAK

Strong Management Team



Xiangqian Li
Founder, Chairman and CEO

- Visionary leader in China Li-ion battery industry
- Bachelor's in thermal energy and power engineering, Lanzhou Railway Institute; Ph.D. in quantitative economics, Jilin University



Jun Zou
Chief Financial Officer

- 16+ years of financial management and capital-markets experience
- CFO at GCL Silicon, BU Global Svcs for Huawei and Ericsson; prior experience with tier 1 banks
- B.S. Shanghai Intl Studies Univ.; MBA, Univ. of TX



Ken Broom
Chief Operating Officer

- 20+ years in the Li-ion battery industry
- GM/EVP at NEC Moli Energy and E-One Moli Energy
- B.S. in chem. engineering from Univ. of Waterloo

BAK

Increasing Sales, Gross Margin



$70
$60
$50
$40
$30
$20
$10
$0
Revenue ($ Million)
21%
18%
15%
12%
9%
6%
3%
0%
Gross Margin (%)
40.8
44.7
57.6
50.2
50.4
3.0
5.0
8.1
9.6
9.0
7.4%
11.3%
14.1%
19.0%
17.9%
2Q09
3Q09
4Q09
1Q10
2Q10
Revenue
Gross Profit
Gross Margin

BAK

Summary Income Statement



Year ended Sept 30 ($ Million)	2007	2008	2009
Net revenues	$145.9	$245.3	$211.1
Cost of revenues	120.3	214.4	184.4
Gross profit	25.6	30.9	26.8
Operating income	4.6	(0.5)	(7.1)
Income (loss) before taxes	0.3	(9.0)	(15.2)
Net income (loss)	0.5	(7.9)	(14.0)
Comprehensive income (loss)	6.9	7.3	(14.3)
Diluted EPS	$0.01	($0.15)	($0.25)

BAK

Summary Balance Sheet

($ Millions)	March 31, 2010	September 30, 2009
Cash and cash equivalents	$39.6	$30.7
Total current assets	231.1	220.0
Total assets	481.1	472.1
Total current liabilities	269.1	266.3
Total liabilities	309.1	315.5
Shareholders' equity	172.0	156.6

BAK

Investment Summary

1. Leading lithium-ion battery manufacturer in China
2. Technology leader with leading R&D team and strong product pipeline
3. State-of-the-art manufacturing facility with focus on quality
4. Cost reduction through automation, process optimization
5. Transitioning to low-cost, high-quality manufacturer
6. Mid-term growth from cylindrical cells; longer term: E-bike, EV
7. Targeting positive operating income and EBITDA in 2HFY10

BAK

Contact Information



China BAK Battery, Inc.

Mr. Jun Zou
Chief Financial Officer
Phone: +86-755-8423-9821
Email: zoujun@bak.com.cn

Counsel

Pillsbury Winthrop Shaw Pittman LLP
2300 N Street, NW
Washington, DC 20037-1122

Investor Relations Firm:

Mr. John Harmon, CFA
Senior Account Manager
Phone: +1-646-833-3424 (New York)
john.harmon@ccgir.com

CCG Investor Relations Inc.
Mr. Crocker Coulson, President
+1-646-213-1915
crocker.coulson@ccgir.com

Auditor

PKF Certified Public Accountants
Hong Kong

BAK


18650C3

Thank You BAK